SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 14, 2007
Strategic Diagnostics Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	000-68440	56-1581761

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

111 Pencader Drive
Newark, DE	19702

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (302) 456-6789

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On November 1, 2007, Strategic Diagnostics Inc. issued a press release announcing results for the three and nine months ended September 30, 2007. On November 14, 2007, Strategic Diagnostics Inc. issued an additional press release revising certain information included in the November 1, 2007 press release. Copies of those press releases are being furnished as Exhibits 99.1 and 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
The following exhibit is being furnished with this report
     (a) Financial Statements of Businesses Acquired.
     None.
     (b) Pro Forma Financial Information.
     None.
     (c) Shell Company Transactions.
     None.
     (d) Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release issued on November 1, 2007
99.2	Press Release issued on November 14, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC DIAGNOSTICS INC.
By:	/s/ Stanley Fronczkowski
Stanley Fronczkowski
Chief Financial Officer

Dated: November 14, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release issued on November 1, 2007
99.2	Press Release issued on November 14, 2007